UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2026

LANDSTAR SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	021238	06-1313069
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13410 Sutton Park Drive South, Jacksonville, Florida	32224
(Address of principal executive offices)	(Zip Code)

(904) 398-9400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LSTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Landstar System, Inc. (the “Company”) held its 2026 Annual Meeting on May 5, 2026. A total of 31,613,594 shares, or approximately 93% of the common stock issued and outstanding as of the record date, was represented in person or by proxy. The matters voted upon by the Company’s stockholders (the “Stockholders”) at the 2026 Annual Meeting included: (i) the election of nine Directors whose terms will expire at the 2027 annual meeting of stockholders (the “2027 Annual Meeting”); (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026; and (iii) an advisory vote on the Company’s 2025 executive compensation.

(1) Election of Directors. At the meeting, Homaira Akbari, David G. Bannister, J. Barr Blanton, Melanie M. Hart, James L. Liang, Frank A. Lonegro, Diana M. Murphy, George P. Scanlon and Teresa L. White were each elected by the Stockholders to serve a new term as a Director on the Board, with such term to expire at the 2027 Annual Meeting. The votes cast with respect to Dr. Akbari, Mr. Bannister, Mr. Blanton, Ms. Hart, Mr. Liang, Mr. Lonegro, Ms. Murphy, Mr. Scanlon and Ms. White were as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
Homaira Akbari	29,260,412	1,110,285	21,276	1,221,621
David G. Bannister	28,929,147	1,426,399	36,427	1,221,621
J. Barr Blanton	30,144,955	201,001	46,017	1,221,621
Melanie M. Hart	30,161,411	200,304	30,258	1,221,621
James L. Liang	29,821,894	547,285	22,794	1,221,621
Frank A. Lonegro	29,887,670	473,378	30,925	1,221,621
Diana M. Murphy	28,725,593	1,630,078	36,302	1,221,621
George P. Scanlon	29,800,078	574,326	17,569	1,221,621
Teresa L. White	29,784,053	569,388	38,532	1,221,621

(2) Ratification of Appointment of KPMG LLP. At the meeting, the Stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026. This proposal received 31,106,739 affirmative votes and 476,986 negative votes. There were 29,869 abstentions with respect to this proposal.

(3) Advisory Vote on Executive Compensation. At the meeting, the Stockholders voted to approve, on an advisory basis, the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executives, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table and the other related tables and disclosure.”

This proposal received 28,709,272 affirmative votes and 1,650,850 negative votes. There were 31,851 abstentions and 1,221,621 broker non-votes with respect to this proposal.

The meeting was then adjourned.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSTAR SYSTEM, INC.

Date: May 6, 2026	By:	/s/ James P. Todd
		Name:	James P. Todd
		Title:	Vice President, Chief Financial Officer and Assistant Secretary